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Exhibit 10.3

                                                             [Execution Version]

              THIRTY-FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS THIRTY-FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 8, 2004, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").

                              W I T N E S S E T H:

      WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and

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Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to
Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (as amended hereby, the "Nineteenth Amendment to Loan Agreement"), the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003, the Twenty-Seventh Amendment to Loan and Security Agreement, dated as of October 31, 2003, the Twenty-Eighth Amendment to Loan and Security Agreement, dated as of November 4, 2003, the Twenty-Ninth Amendment to Loan and Security Agreement, dated as of November 25, 2003 (as amended hereby, the "Twenty-Ninth Amendment to Loan Agreement"), and the Thirtieth Amendment to Loan and Security Agreement (the "Thirtieth Amendment to Loan and Security Agreement"), dated as of March 25, 2004 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

      WHEREAS, Borrowers and Guarantors have requested that Lender (a) consent to the issuance by Hanover of the Common Stock Warrant (as hereinafter defined), the Series D Preferred Warrant (as hereinafter defined), the common stock pursuant to the Common Stock Warrant and the Series D Preferred Stock pursuant to the Series D Preferred Warrant, (b) consent to the filing of the Certificate of Designation of the Series D Preferred Stock, (c) consent to the Reverse Split (as hereinafter defined) and to Hanover making payments in cash to holders of Hanover's common stock to repurchase fractional shares of such shareholder as contemplated by the Reverse Split, (d) consent to certain amendments to Hanover's Certificate of Incorporation, (e) consent to the issuance by Hanover of Capital Stock consisting of common stock to Chelsey Finance, LLC ("Chelsey", as hereinafter further defined) in lieu of cash as payment of a waiver fee as contemplated by the Chelsey Commitment Letter (as hereinafter defined) on the closing of the Chelsey Term Loans (as hereinafter defined), (f) reduce the amount of the Maximum Credit, the amount of the Revolving Loan Limit and the amount of the Inventory and Accounts sublimits of Revolving Loan Borrowers, (g) release certain existing Availability Reserves and remove the Excess Loan Availability covenant, (h) temporarily defer the payment of principal with respect to the Tranche A Term Loan, (i) permit certain secured indebtedness to Chelsey arising under term loans to be made by Chelsey to Borrowers in the principal amount of $20,000,000, a portion of which proceeds shall be used to repay in full the Tranche B Term Loan, (j) modify certain provisions of the Financing Agreements with respect to Asset Sales and the application of proceeds thereof by Borrowers, (k) extend the term of the Loan Agreement until July 8, 2007, and (l) amend certain other provisions of the Loan Agreement; and

      WHEREAS, Lender is willing to enter into such amendments and grant such waivers subject to the terms and conditions and to the extent set forth herein;

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      NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    Definitions.

            (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                  (i) "Amendments to Hanover Certificate of Incorporation" shall mean the amendments to the Certificate of Incorporation of Hanover to be entered into upon approval of the shareholders of Hanover (A) to effect the Reverse Split, (B) reduce the par value of each share of common stock from $0.66 2/3 per share to $0.01 per share and reclassify the outstanding shares of common stock into such lower par value shares, (C) increase the number of shares of Additional Preferred Stock which Hanover would have authority to issue from 5,000,000 shares to 15,000,000 shares and make a corresponding change in the aggregate number of shares of all classes of stock in the aggregate which Hanover has authority to issue, and (D) after giving effect to the Reverse Split, increase the number of shares of common stock which Hanover would have authority to issue from 30,000,000 shares to 50,000,000 shares and make a corresponding change to the aggregate number of shares of all classes of stock in the aggregate which Hanover has authority to issue.

                  (ii) "Certificate of Designation of the Series D Preferred Stock" shall mean the Certificate of the Designations, Powers, Preferences and Rights of Series D Participating Preferred Stock, dated as of July 8, 2004, of Hanover Direct, Inc., as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (iii) "Chelsey" shall mean Chelsey Finance, LLC, a Delaware limited liability company, and its successors and assigns.

                  (iv) "Chelsey Commitment Letter" shall mean that certain letter agreement, dated June 16, 2004, between Hanover and Chelsey Direct, LLC.

                  (v) "Chelsey Common Warrant" shall mean the Common Stock Purchase Warrant, dated as of the date hereof, by Hanover in favor of Chelsey, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (vi) "Chelsey Intercreditor Agreement" shall mean the Intercreditor and Subordination Agreement, dated as of the date hereof, between Lender and Chelsey, as acknowledged by Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (vii) "Chelsey Series D Warrant" shall mean the Series D Preferred Stock Purchase Warrant, dated as of the date hereof, by Hanover in favor of Chelsey with respect to the issuance of the Series D Preferred Warrant and the exchange of the Series D Preferred Warrant

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for the Common Stock Warrant, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (viii) "Chelsey Term Loans" shall mean the term loans made by Chelsey to Borrowers pursuant to the Chelsey Term Loan Documents in the original principal amount of $20,000,000.

                  (ix) "Chelsey Term Loan Agreement" shall mean the Loan and Security Agreement, dated as of the date hereof, by and among Chelsey, Borrowers and Guarantors, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

                  (x) "Chelsey Term Loan Documents" shall mean, collectively, the following (as the same now exist or may hereafter exist upon the execution and delivery thereof and may hereafter or thereafter, as the case may be, be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the Chelsey Term Loan Agreement, (B) each of the documents listed on the
Schedule 1(a)(x) attached hereto, and (C) all agreements, documents,, and instruments executed or delivered in connection with any of the foregoing.

                  (xi) "Chelsey Warrants" shall mean, collectively (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the Chelsey Series D Warrant, (B) the Chelsey Common Warrant, and (C) the related agreements, documents and instruments to be executed, delivered or filed in connection therewith or with respect to the Common Stock Warrant or the Series D Preferred Warrant

                  (xii) "Common Stock Warrant" shall mean the warrant to acquire shares of Capital Stock of Hanover consisting of common stock at an exercise price of $.01 per share in an amount equal to thirty (30%) percent of the outstanding shares of common stock of Hanover on a fully diluted basis.

                  (xiii) "Reverse Split" shall mean the one-for-ten reverse split of Hanover's Capital Stock consisting of common stock referred to in the Revised Preliminary Proxy Statement of Hanover filed with the SEC on June 23, 2004.

                  (xiv) "Series D Preferred Warrant" shall mean the warrant to acquire shares of Series D Preferred Stock at an exercise price of $.01 per share.

                  (xv) "Series D Preferred Stock" shall mean the Capital Stock of Hanover consisting of the Series D Participating Preferred Stock issued pursuant to the Series D Preferred Warrant and the Certificate of Designation of the Series D Preferred Stock.

                  (xvi) "Solvent" shall mean, at any time with respect to any Person, that at such time such Person (A) is able to pay its debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, and (B) the assets and properties of such Person at a fair valuation (and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person, and including subordinated

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and contingent liabilities computed at the amount which, such person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability).

            (b)   Amendment to Definitions.

                  (i) Banking Days. All references to the term "Banking Days" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby redesignated "Business Days" and hereby amended to mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York or the State of North Carolina, and a day on which Lender is open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

                  (ii) Eligible Fulfillment Contract Receivables. Section 1(a)(vi) of the Fifteenth Amendment to Loan Agreement is hereby amended by deleting clauses (M) and (N) in their entirety and replacing them with the following:

                  "(M) such Fulfillment Contract Receivables of a single account debtor, other than Home Shopping Network, Inc., do not constitute more than twenty (20%) percent of all otherwise Eligible Fulfillment Contract Receivables (but the portion of the Fulfillment Contract Receivables not in excess of such percentage may be deemed Eligible Fulfillment Contract Receivables);

                  (N) such Fulfillment Contract Receivables of Home Shopping Network, Inc. do not constitute more than forty (40%) percent of all otherwise Eligible Fulfillment Contract Receivables (but the portion of the Fulfillment Contract Receivables not in excess of such percentage may be deemed Eligible Fulfillment Contract Receivables);"

                  (iii) Interest Rate. With respect to interest accruing on or after July 1, 2004, all references to the term "Interest Rate" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean (A) as to Prime Rate Revolving Loans, a rate of one-half of one (.5%) percent per annum in excess of the Prime Rate, (B) as to Prime Rate Term Loans, a rate of one-half of one (.5%) percent per annum in excess of the Prime Rate, (C) as to Eurodollar Rate Revolving Loans, a rate of two and one-half (2.5%) percent per annum in excess of the Adjusted Eurodollar Rate, and (D) as to Eurodollar Rate Term Loans, a rate of three (3.0%) percent per annum in excess of the Adjusted Eurodollar Rate (in each case under clauses
(C) or (D), based on the Eurodollar Rate applicable for the Interest Period selected by or on behalf of the applicable Borrower as in effect three (3) Business Days prior to the commencement of such Interest Period for such Eurodollar Rate Loans in accordance with the terms of the Loan Agreement as amended hereby, whether such rate is higher or lower than any rate previously quoted to or for such Borrower); provided, that, the Interest Rate, as to Prime Rate Loans and Eurodollar Rate Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable variable Interest Rate provided under clause (A), (B), (C), (D) or (E) above (as applicable), at Lender's option, without notice, for the period

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from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing, or after termination or non-renewal of the Loan Agreement and the other Financing Agreements. If the aggregate amount of Revolving Loans and Letter of Credit Accommodations to one or more Revolving Loan Borrowers exceeds the amounts determined by Lender to be available pursuant to the Revolving Loan Formulas, net of reserves and subject to the applicable lending sublimits as to each Revolving Loan Borrower, and subject to the Revolving Loan Limit as to all Revolving Loan Borrowers considered together, the Interest Rate, as to Prime Rate Revolving Loans and Eurodollar Rate Revolving Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable Interest Rate provided under clause (A) or
(D) above (as applicable) as to the amount of any such excess(es) (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default); provided, that, if such excess(es) arise solely by reason of the exercise of Lender's discretion under the Loan Agreement to reduce the Revolving Loan Formulas in the absence of an Event of Default that is continuing, the Interest Rate, shall not be so increased as to the amount of any such excess(es) for a period of five (5) days after Lender notifies the affected Revolving Loan Borrowers of such discretionary reduction in the Revolving Loan Formulas and, at and after the expiration of such period of five (5) days, the Interest Rate, may be so increased by Lender as to the amount of any such excess(es) then remaining.

                  (iv) Maximum Credit. Section 1.83 of the Loan Agreement is hereby deleted and replaced with the following:

                  "1.83 `Maximum Credit' shall mean the aggregate principal
            amount of $39,974,000."

                  (v) Net Orderly Liquidation Value. All references to the term "Net Orderly Liquidation Value" in the Loan Agreement and the other Financing Agreements shall be deemed, and each such reference is hereby amended, to mean (A) as to Eligible Inventory other than Gump's Eligible Inventory or TCS Eligible Inventory consisting of raw materials, an amount equal to eighty-five (85%) percent of the gross proceeds that could be realized in cash if such Inventory were sold within a six (6) to nine (9) month period in an orderly liquidation sale, and (B) as to TCS Eligible Inventory consisting of raw materials, an amount equal to eighty-five (85%) percent of the gross proceeds that could be realized in cash if such Inventory were sold within a six (6) to nine (9) month period in an orderly liquidation sale minus, in each case under clauses (A) and (B), the estimated costs, expenses, fees, including reasonable attorneys' fees, taxes and other charges which would be incurred in connection with such sales, and estimated returns, all as set forth in, or calculated using, the most recent Appraisal.

                  (vi) Net GOB Value. All references to the term "Net GOB Value" in the Loan Agreement and the other Financing Agreements shall be deemed, and each such reference is hereby amended, to mean, as to Gump's Eligible Inventory, an amount equal to eighty-five percent (85%) of the gross proceeds that could be realized in cash if such Inventory were sold within a ninety (90) day period in a going out of business liquidation sale, as set forth or calculated in the most recent Appraisal, minus the estimated costs, expenses, fees, including reasonable attorneys' fees, taxes and other charges which would be incurred in connection with such sale, and estimated returns, all as set forth in, or calculated using, the most recent Appraisal.

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                  (vii) Revolving Loan Limit. Section 1.119 of the Loan
Agreement is hereby deleted and replaced with the following:

                  "1.119 `Revolving Loan Limit' shall mean, at any time, the amount equal to $34,500,000."

                  (viii) Term Loans. All references to the "Term Loans" or the "Tranche A Term Loans" in the Loan Agreement and the other Financing Agreements are hereby redesignated "Term Loans" and hereby amended to mean, individually and collectively, the Obligations evidenced by the Second Restated Hanover Realty Term Note, the Restated TCS Factory Term Note and the Restated TCS Office Term Note.

            (c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

      2. Consent to Issuance of Series D Preferred Warrant and Exchange of Series D Preferred Warrant for Common Stock Warrant.

            (a) Subject to the terms and conditions contained in this Amendment and the Loan Agreement, Lender hereby consents to the issuance of the Series D Preferred Warrant, the filing of the Certificate of Designation of the Series D Preferred Stock, the issuance of Series D Preferred Stock upon the exercise of the Series D Preferred Warrant, the exchange of the Series D Preferred Warrant for the Common Stock Warrant pursuant to the Chelsey Series D Warrant, and the issuance of Capital Stock consisting of common stock upon the exercise of the Common Stock Warrant, so long as each of the following conditions shall have been satisfied as determined by Lender:

                  (i) the terms and conditions of the Certificate of Designation of the Series D Preferred Stock, the Series D Preferred Warrant and the Common Stock Warrant are satisfactory to Lender;

                  (ii) Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete photocopies of the Certificate of Designation of the Series D Preferred Stock, the Chelsey Series D Warrant and a form of the Chelsey Common Warrant prior to the date hereof;

                  (iii) neither the execution and delivery of the Chelsey Warrants or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (A) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (B) shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (C) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

                  (iv) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions evidencing the

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adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Hanover with respect to the Certificate of Designation of the Series D Preferred Stock and the Chelsey Warrants;

                  (v) on or before the consummation of the issuance of the Series D Preferred Warrant, each of Borrowers and Guarantors shall have delivered, or have caused to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of the Series D Preferred Warrant, which any Borrower or Guarantor is required to obtain from any Person other than Lender in connection with the transactions contemplated by the Chelsey Warrants, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender;

                  (vi) as of the date of the consummation of the issuance of the Series D Preferred Warrant, and after giving effect to such issuance, no Event of Default or Incipient Default shall exist or have occurred and be continuing; and

                  (vii) the closing of the issuance of the Series D Preferred Warrant shall have occurred on the date hereof and the exchange of the Series D Preferred Warrant for the Common Stock Warrant shall have occurred on or before September 30, 2004, or such later date as Lender may agree to in writing.

            (b) Effective on the effective date Lender determines that the conditions set forth in Section 2(a) hereof have been satisfied, Borrowers and Guarantors hereby acknowledge, confirm and agree that, notwithstanding anything to the contrary that may be contained in Sections 6.3, 6.5 and 6.6 of the Loan Agreement or in any other provisions of the Loan Agreement or in any of the other Financing Agreements, or in any of the Chelsey Warrants, without the prior written consent of Lender, Borrowers and Guarantors shall not, and shall not permit any of their Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the Capital Stock of Hanover with respect to the Common Stock Warrant or the Series D Preferred Warrant, whether in cash, property or otherwise; provided, that, Hanover may make dividend payments in Capital Stock, but not cash, to Chelsey with respect to the Common Stock Warrant or the Series D Preferred Warrant, so long as each of the following conditions shall have been satisfied as determined by Lender:

                  (i) at the time of and after giving effect to both the declaration and payment of such dividends, neither the declaration not the payment of such dividend (A) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority, (B) shall conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (C) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

                  (ii) at the time of and after giving effect to both the declaration and payment of such dividends, Borrowers and Guarantors are and shall continue to be Solvent; and

                  (iii) as of the date of the declaration and payment of such dividends and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing.

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      3.    Consent to Reverse Split.

            (a) Subject to the terms and conditions contained in this Amendment and the Loan Agreement, Lender hereby consents to the Reverse Split, so long as each of the following conditions shall have been satisfied as determined by Lender:

                  (i) the terms and conditions of the Reverse Split are satisfactory to Lender;

                  (ii) Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete forms of certain of the agreements, documents and instruments related to the Reverse Split prior to the date hereof and Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete photocopies of all of the agreements, documents and instruments to be executed and delivered in connection with the Reverse Split prior to the execution and delivery thereof;

                  (iii) neither the consummation of the transactions contemplated by the Reverse Split, nor compliance with the provisions thereof
(A) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (B) shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (C) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

                  (iv) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions evidencing the adoption and subsistence of corporate resolutions approving the performance by Hanover of the Reverse Split;

                  (v) on or before the consummation of the Reverse Split, Hanover shall have delivered, or have caused to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of the Reverse Split, which Hanover is required to obtain from any Person other than Lender in connection with the transactions contemplated by the Reverse Split, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender; and

                  (vi) the closing of the Reverse Split shall have occurred on or before September 30, 2004, or such later date as Lender may agree to in writing.

            (b) Effective on the effective date Lender determines that the conditions set forth in Section 3(a) hereof have been satisfied, Hanover hereby acknowledges, confirms and agrees that, notwithstanding anything to the contrary that may be contained in Sections 6.3, 6.5 and 6.6 of the Loan Agreement or in any other provisions of the Loan Agreement or in any of the other Financing Agreements, without the prior written consent of Lender, Hanover shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the Capital Stock of Hanover in connection with the Reverse Split, whether in cash, property or otherwise; provided, that, Hanover may make

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payments to holders of Capital Stock of Hanover consisting of common stock to repurchase the fractional shares of Hanover contemplated by and upon the consummation of the Reverse Split, so long as each of the following conditions shall have been satisfied as determined by Lender:

                  (i) the aggregate amount of such payments to repurchase such fractional shares in cash shall not exceed $9,000 in the aggregate; and

                  (ii) at the time of and after giving effect to such payment, such payment (A) shall not violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority, (B) shall not conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (C) shall not violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor.

      4.    Consent to Amendments to Hanover Certificate of Incorporation.

            (a) Subject to the terms and conditions contained in this Amendment and the Loan Agreement, Lender hereby consents to the Amendments to the Hanover Certificate of Incorporation so long as each of the following conditions shall have been satisfied as determined by Lender:

                  (i) the terms and conditions of the Amendments to the Hanover Certificate of Incorporation are satisfactory to Lender;

                  (ii) Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete forms of certain of the agreements, documents and instruments to be executed and delivered in connection with the Amendments to the Hanover Certificate of Incorporation prior to the date hereof and Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete photocopies of all of the agreements, documents and instruments to be executed and delivered in connection with the Amendments to the Hanover Certificate of Incorporation prior to the filing thereof with the Secretary of State of the State of Delaware;

                  (iii) neither the execution and delivery of the agreements, documents and instruments to be executed and delivered in connection with the Amendments to the Hanover Certificate of Incorporation, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (A) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (B) shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (C) shall violate any provision of the Certificate of Incorporation as so amended or By-Laws of any Borrower or Guarantor;

                  (iv) Lender shall have received, in form and substance satisfactory to Lender Secretary's or Assistant Secretary's Certificates of Directors' Resolutions evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Hanover with respect to the agreements, documents and instruments to be executed and delivered in connection with the Amendments to the Hanover Certificate of Incorporation;

                  (v) on or before the effectiveness of the Amendments to the Hanover Certificate of Incorporation, each of Borrowers and Guarantors shall have delivered, or have caused to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of the Amendments to the Hanover Certificate of Incorporation, which any Borrower or Guarantor is required to obtain from any Person other than Lender in connection with the transactions contemplated by the Amendments to the Hanover Certificate of Incorporation, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender; and

                  (vi) the closing of the transactions contemplated by the Amendments to the Hanover Certificate of Incorporation shall have occurred on or before September 30, 2004, or such later date as Lender may agree to in writing.

            (b) To the extent that Lender determines that conditions set forth in Section 4(a) hereof have been satisfied and after giving effect to the Amendments to the Hanover Certificate of Incorporation, nothing contained in this Section 4 shall modify or alter the applicability of any of the covenants or other provisions of the Loan Agreement and the other Financing Agreements to any of the Capital Stock of Hanover or its Subsidiaries.

      5. Consent to Payment of Waiver Fee to Chelsey. Subject to the terms and conditions contained in this Amendment and the Loan Agreement, Lender hereby consents to the issuance by Hanover of Capital Stock consisting of common stock to Chelsey Direct, LLC as payment in lieu of cash of a waiver fee as contemplated by the Chelsey Commitment Letter on the closing of the Chelsey Term Loans.

      6. Release of Availability Reserves; Removal of Excess Loan Availability Test.

            (a) Borrowers and Guarantors acknowledge and agree that Lender has heretofore established and maintained Availability Reserves from time to time against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements. Borrowers and Guarantors have requested that Lender release a portion of such Availability Reserves of Borrowers at this time in the amount of $6,850,000. Lender hereby releases Availability Reserves in the amount of $6,850,000.

            (b) Section 6.32 of the Loan Agreement regarding the requirement that Borrowers at all times maintain Excess Loan Availability of not less than $3,000,000 is hereby deleted and replaced with the following: "6.32 [Intentionally Omitted]".

            (c) Notwithstanding anything to the contrary contained herein with respect to the release of the Availability Reserve in the amount of $6,850,000 or the deletion of the requirement that Borrowers maintain Excess Loan Availability of not less than $3,000,000, Lender shall have the right to continue to establish and maintain from time to time any other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

      7. Lending Sublimits. Section 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Brawn shall not exceed Two Million Dollars ($2,000,000) at any one time outstanding.

            (b) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to GBM shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding.

            (c) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Gump's shall not exceed Two Million Dollars ($2,000,000) at any one time outstanding.

            (d) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to HCS LLC shall not exceed Ten Million Dollars ($10,000,000) at any one time outstanding.

            (e) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Domestications LLC shall not exceed Nine Million Dollars ($9,000,000) at any one time outstanding.

            (f) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Silhouettes LLC shall not exceed Three Million Dollars ($3,000,000) at any one time outstanding.

            (g) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to CSG LLC shall not exceed Zero Dollars (-$0-) at any one time outstanding.

            (h) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to KIS LLC shall not exceed Zero Dollars (-$0-) at any one time outstanding.

            (i) Without limiting the foregoing lending sublimits, (i) the aggregate amount of Revolving Loans shall not at any one time outstanding exceed the Revolving Loan Limit for all Revolving Loan Borrowers and (ii) the aggregate amount of Revolving Accounts Loans for all Deferred Billing Borrowers, Installment Billing Borrowers, Fulfillment Contract Borrowers and any other applicable Revolving Loan Borrowers shall not at any one time outstanding exceed $7,000,000. Lender shall have the right, from time to time, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower, Installment Billing Borrower, Fulfillment Contract Borrower and each other applicable Revolving Loan Borrower within the overall $7,000,000 sublimit applicable to all Revolving Accounts Loans."

      8. Unused Line Fee. Section 2.7(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(c) Unused Line Fee. With respect to each calendar month (or part thereof) during the Term, Borrowers shall pay to Lender monthly an unused line fee, fully earned and payable on the first day of each month, at a rate equal to one half of one percent (.5%) per annum, calculated upon the excess, if any, of (i) Thirty-Four Million Five Hundred Thousand Dollars ($34,500,000) over (ii) the average of the daily aggregate principal balances of the outstanding Revolving Loans and Letter of Credit Accommodations during the preceding month (or part thereof); provided, however, that if Lender, solely on the basis of the exercise of its discretion, reduces any Inventory Loan Formula for any calendar month (or part thereof) in the absence of an Event of Default or Incipient Default which is continuing, the amount of the unused line fee shall be calculated for such month by decreasing the base amount of Thirty-Four Million Five Hundred Thousand Dollars ($34,500,000) set forth in clause (i) by a percentage thereof equal to the difference between the Inventory Loan Formula otherwise applicable under Section 2.1(b) hereof and the Inventory Loan Formula as so reduced solely by virtue of Lender's discretion."

      9.    Modifications to Asset Sales Provisions.

            (a) Asset Sale Lending Adjustments. Notwithstanding anything to the contrary contained in the Nineteenth Amendment to Loan Agreement and the Twenty-Ninth Amendment to Loan Agreement, subject to the terms and conditions contained herein, the Asset Sale Lending Adjustments shall no longer be applicable to Assets Sales and shall have no further force and effect.

            (b) Amendments to Permitted Redemptions of Series C Participating Preferred Stock. Notwithstanding anything to the contrary contained in Section 2(b) of the Twenty-Ninth Amendment to Loan Agreement, Borrowers and Guarantors hereby acknowledge, confirm and agree that, notwithstanding anything to the contrary that may be contained in Sections 6.3, 6.5 and 6.6 of the Loan Agreement or in any other provisions of the Loan Agreement or in any of the other Financing Agreements, or in any of the Series C Participating Preferred Agreements, without the prior written consent of Lender, Borrowers and Guarantors shall not, and shall not permit any of their Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the Capital Stock of Hanover consisting of the Series C Participating Preferred Stock, whether in cash, property or otherwise; provided, that,

                  (i) Hanover may make dividend payments in Capital Stock, but not cash, to the holders of the Series C Participating Preferred Stock, so long as each of the following conditions shall have been satisfied as determined by
Lender:

                        (A) neither the declaration nor payment of such dividends (1) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority,
(2) shall conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (3) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

                        (B) at the time of and after giving effect to both the declaration and payment of such dividends, Borrowers and Guarantors are and shall continue to be Solvent; and

                        (C) as of the date of the declaration and payment of such dividends and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing.

                  (ii) Hanover may, subject to the terms and conditions contained herein, repurchase, redeem or retire in cash, Capital Stock consisting of the Series C Participating Preferred Stock, so long as each of the following conditions shall have been satisfied as determined by Lender:

                        (A) Lender shall have received at least ten (10) Business Days' prior written notice of the intention of Hanover to repurchase, redeem or retire any of the Series C Participating Preferred Stock, which notice shall set forth the proposed number of shares Hanover intends to repurchase, redeem or retire, the price per share, the aggregate purchase price of such shares and such other information related thereto that Lender may reasonably request;

                        (B) Excess Availability of Borrowers for each of the immediately preceding thirty (30) days before any such repurchase, redemption or retirement shall have been not less than $7,000,000 and on the date of any such repurchase, redemption or retirement and after giving effect thereto, Excess Availability of Borrowers shall be not less than $7,000,000;

                        (C) Borrowers and Guarantors shall furnish to Lender, upon Lender's request, any agreements, documents or instruments evidencing or relating to any such repurchases, redemptions or retirements of Series C Participating Preferred Stock;

                        (D) any such repurchase, redemption or retirement of Series C Participating Preferred Stock shall be paid using only Net Proceeds of Asset Sales and not any other funds of any Borrower or Guarantor and shall be paid with legally available funds therefor;

                        (E) at the time of and after giving effect to any such repurchase, redemption or retirement of Series C Participating Preferred Stock, Borrowers and Guarantors are and shall continue to be Solvent;

                        (F) the aggregate amount of all repurchases, redemptions and retirements of such Capital Stock shall not exceed the amount of the Net Proceeds derived from the Asset Sales after application of the Net Proceeds in accordance with the terms and conditions of Section 10 hereof;

                        (G) any such repurchase, redemption or retirement (1) shall not violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority, (2) shall not conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (3) shall not violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor; and

                        (H) as of the date of any such repurchase, redemption or retirement of such Capital Stock and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing.

                  (iii) Borrowers, Hanover and the other Guarantors shall not amend, modify or supplement any of the Series C Participating Preferred Agreements without the prior written consent of Lender.

      10. Amendments to Application of Proceeds from Asset Sales. Notwithstanding anything to the contrary contained in Section 3 of the Twenty-Ninth Amendment to Loan Agreement,

            (a) Upon receipt of the Net Proceeds of any Asset Sale, Lender shall prior to an Event of Default that has occurred and is continuing apply such Net Proceeds as follows:

                  (i) first, to pay the Obligations of the Borrower or Guarantor whose assets are being sold pursuant to such Asset Sale in the amount equal to the amount of the Obligations consisting of Revolving Loans then outstanding of such Borrower or Guarantor and, subject to Section 10(b) hereof, to hold as cash collateral for the Obligations of such Borrower or Guarantor an amount equal to one hundred and ten percent (110%) (or such greater amount in accordance with Lender's policies and practices) of the Letter of Credit Accommodations then outstanding of such Borrower or Guarantor;

                  (ii) second, to pay the Obligations of Borrowers and Guarantors in such order and manner as Lender may determine in its sole discretion (other than a prepayment of any of the Term Loans), and immediately thereafter, the full remaining amount of such proceeds after application pursuant to clause (i) of this Section 10 shall be credited on a dollar for dollar basis to the loan account(s) of Revolving Loan Borrowers for purposes of determining the amount of Revolving Loans that may be made available to Revolving Loan Borrowers in accordance with the terms and conditions of the Loan Agreement to then be used, subject to the conditions set forth in Section 9 hereof and in the Loan Agreement and the other Financing Agreements, for the purpose of repurchasing, redeeming or retiring shares of the Series C Participating Preferred Stock held by Chelsey in accordance with the terms and conditions of the Series C Participating Preferred Agreements as in effect on the date of execution and delivery thereof; and

                  (iii) third, to pay the Obligations of Borrowers and Guarantors in such order and manner as Lender may determine in its sole discretion (other than a prepayment of any of the Term Loans), and immediately thereafter, the full remaining amount of such proceeds after application pursuant to clauses (i) and (ii) of this Section 10 shall be credited on a dollar for dollar basis to the loan account(s) of Revolving Loan Borrowers for purposes of determining the amount of Revolving Loans that may be made available to Revolving Loan Borrowers in accordance with the terms and conditions of the Loan Agreement to then be used, subject to the conditions set forth in Section 9 hereof and Section 6.4(j) of the Loan Agreement and the other Financing Agreements, for the purpose of prepaying the principal amount of Indebtedness in respect of the Chelsey Term Loan Agreement and the other Term Loan Agreements as in effect on the date of execution and delivery thereof.

            (b) If Lender holds cash collateral with respect to any Letter of Credit Accommodations as of the date of an Asset Sale as provided in Section 10(a)(i) hereof, then to the extent that the letters of credit with respect to such Letter of Credit Accommodations expire and no reimbursement obligation on the part of any Borrower or Guarantor (or Lender on behalf of any Borrower or Guarantor) remains with respect to such letters of credit as determined by Lender in its discretion, then the amount of such cash collateral shall be released and made available for purposes of redeeming the Series C Participating Preferred Stock in accordance with the terms and conditions of Section 10(a)(ii) hereof and the other terms and conditions of the Loan Agreement. If such cash collateral is so released, then the conditions set forth in Section 9 hereof shall be satisfied as of the date of the release of such cash collateral.

            (c) After an Event of Default that has occurred and is continuing, Lender may apply Net Proceeds of any Asset Sales to any of the Obligations of Borrowers and Guarantors in whatever order and manner Lender may in its discretion determine.

      11. Indebtedness. Section 6.3 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 6.3(i), replacing the period with a semicolon and the word "and" appearing at the end of Section 6.3(j) and adding a new Section 6.3(k) immediately thereafter as follows:

            "(j) Indebtedness of Borrowers and Guarantors to Chelsey consisting of the Chelsey Term Loans evidenced by or arising under the Chelsey Term Loan Documents; provided, that,

            (i) the principal amount of such Indebtedness shall not in the aggregate exceed $20,000,000,

            (ii) such Indebtedness is and shall be subject and subordinate in right of payment to the right of Lender to receive the prior indefeasible payment in full of all of the Obligations in accordance with the terms and conditions of the Chelsey Intercreditor Agreement;

            (iii) Borrowers and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payments; provided, that,

                  (A) Borrowers may pay to Chelsey on July 8, 2004 the closing fee in the amount of $200,000 out of the proceeds of the Chelsey Term Loans;

                  (B) Borrowers may make regularly scheduled payments of interest in respect of such Indebtedness in accordance with the terms and conditions of the Chelsey Term Loan Agreement so long as no Incipient Default or Event of Default shall exist or have occurred.

                  (B) during any fiscal quarter of Hanover and its Subsidiaries commencing with the fiscal quarter of Hanover and its Subsidiaries ending September 25, 2004,

      Borrowers may make payments of principal in cash in respect of such Indebtedness in accordance with the terms and conditions of the Chelsey Term Loan Agreement, so long as each of the following conditions shall have been satisfied as determined by Lender:

                        (1) as of the date of any such payment and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers on such date and the immediately preceding thirty (30) consecutive days before such payment shall be not less than $7,000,000;

                        (2) the cumulative EBITDA of Hanover and its Subsidiaries calculated based on the immediately preceding four (4) fiscal quarters immediately preceding the quarter in which the date of such payment occurs and for which fiscal quarter Lender has received financial statements of Hanover and its Subsidiaries, shall be not less than $14,000,000;

                        (3) the aggregate amount of such principal prepayments shall not exceed $2,000,000 in any such fiscal quarter;

                        (4) any such payment shall not be made earlier than the date that is five (5) Business Days after receipt by Lender of quarterly financial statements of Hanover and its Subsidiaries for such immediately preceding fiscal quarter delivered to Lender in accordance with the terms and conditions of Section 6.18(a)(ii) of the Loan Agreement;

                        (5) as of the date of such payment and after giving effect thereto, Borrowers and Guarantors are and shall continue to be Solvent; and

                        (6) as of the date of such payment and after giving effect thereto, no Incipient Default or Event of Default shall exist or have occurred;

                  (C) Borrowers may make payments of principal in cash in respect of such Indebtedness in accordance with the terms and conditions of the Chelsey Term Loan Agreement using Net Proceeds of Asset Sales, so long as each of the following conditions shall have been satisfied as determined by Lender:

                        (1) Lender shall have received at least ten (10) Business Days' prior written notice of the intention of Hanover to repay such Indebtedness, which notice shall set forth the proposed amount of principal to be repaid and such other information related thereto that Lender may reasonably request;

                        (2) Excess Availability of Borrowers for each of the immediately preceding thirty (30) days before any such repayment shall have been not less than $7,000,000 and on the date of any such repayment and after giving effect thereto, Excess Availability of Borrowers shall be not less than $7,000,000;

                        (3) any such repayment of such Indebtedness under this clause (iii)(C) shall be paid using only Net Proceeds of Asset Sales and not any other funds of Borrowers or Guarantors;

                        (4) all of the Series C Preferred Participating Preferred Stock shall have been repurchased, redeemed or retired in accordance with the terms and conditions of Section 10 hereof and the aggregate amount of all repurchases, redemptions and retirements of such Capital Stock shall not exceed the amount of the Net Proceeds derived from the Asset Sales after application of the Net Proceeds in accordance with the terms and conditions of Section 10 hereof;

                        (5) as of the date of such payment and after giving effect thereto, Borrowers and Guarantors are and shall continue to be Solvent; and

                        (6) as of the date of any such repayment and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing;

                  (D) Borrowers may make payments of reasonable fees and expenses as determined by Lender in its discretion in respect of such Indebtedness in accordance with the terms and conditions of the Chelsey Term Loan Documents, so long as each of the following conditions shall have been satisfied as determined by Lender:

                        (1) Lender shall have received at least five (5) Business Days' prior written notice of the intention of Borrowers to pay such fees, which notice shall set forth the proposed amount of the fees, and reason for the incurrence of such fees and such other information related thereto that Lender may reasonably request; and

                        (2) as of the date of any such payment and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing;

            (iv) such Indebtedness shall only be secured by security interests in and liens upon the assets of Borrowers and Guarantor to the extent permitted under Section 6.4(j) hereof;

            (v) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change any terms of such Indebtedness or any agreement, document or instrument related thereto, except, that, Borrowers and Guarantors may, only after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or to release any liens or security interests in any assets and properties of Borrowers and Guarantors, or to make any covenants contained therein less restrictive or burdensome as to Borrowers and Guarantors or otherwise more favorable to Borrowers and Guarantors or redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and

            (vi) Borrowers and Guarantors shall furnish to Lender all notices, demands or other materials concerning such Indebtedness either received by any of Borrowers or Guarantors or on its or their behalf, promptly after receipt thereof, or sent by any of

      Borrowers or Guarantors or on its or their behalf, concurrently with the sending thereof, as the case may be."

      12. Encumbrances. Section 6.4 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 6.4(h), replacing the period with a semicolon and the word "and" appearing at the end of Section 6.4(i) and adding new Section 6.4(j) immediately thereafter, as follows:

            "(j) liens and security interests in favor of Chelsey on the assets and properties of Borrowers and Guarantors under the Chelsey Term Loan Documents as in effect on July 8, 2004; provided, that, (i) such security interests in and mortgages and liens in favor of Chelsey shall at all times be subject to the terms and conditions set forth in the Chelsey Intercreditor Agreement, in form and substance satisfactory to Lender."

      13. Appraisals. Section 6.15 of the Loan Agreement is hereby deleted and replaced with the following:

                  "6.15 Appraisals

                        (a) Borrowers shall, at Borrowers' expense, upon the request of Lender not more than once during any three (3) month period, and at any time or times as Lender may request on and after an Event of Default, deliver to Lender appraisals by the Appraiser of any or all of the Inventory of Borrowers, in form, scope and methodology acceptable to Lender, and including, but not limited to, a report as to the Net Orderly Liquidation Value of the Inventory of Borrowers, other than Inventory of Gump's at the Gump's Main Store, and of the Net GOB Value of the Inventory of Gump's at the Gump's Main Store.

                        (b) Upon Lender's request, Borrowers shall, at their expense, once in any calendar year during the Term (excluding any such reports or appraisals delivered in connection with the closing hereunder) and at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to their Real Property or Equipment, in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender."

      14.   Second Restated Hanover Realty Term Note.

            (a) Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that Hanover Realty is indebted to Lender as of July 8, 2004, in respect of the Obligations evidenced by the Second Restated Hanover Realty Term
Note in the aggregate principal amount of $ 3,885,714 (the "Existing Hanover Realty Term Loan Balance"), together with interest accrued and accruing thereon and costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Borrowers to Lender attributable to the Existing Hanover Realty Term Loan Balance, all of which are unconditionally owing by Hanover Realty to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            (b) Effective as of the date hereof, the Second Restated Hanover Realty Term Note is hereby amended to provide that, unless sooner payable in accordance with the terms and conditions of the Loan Agreement, the Second Restated Hanover Realty Term Note and any other Financing Agreement, Hanover Realty shall pay to Lender principal in respect of the Second Restated Hanover Realty Term Note on the dates and in the amounts as follows:

        Principal                        Principal
      Payment Date                       Amount Due
---------------------------              ----------
August 1, 2004                              $-0-
September 1, 2004                           $-0-
October 1, 2004                             $-0-
November 1, 2004 and each
month thereafter                            $121,429

            (c) Principal in respect of the Hanover Realty Term Loan Second Amended and Restated Note shall be paid in immediately available funds and in the manner of payment otherwise provided in the Second Amended and Restated Note. All principal and interest (together with any fees, costs, expenses and other charges in respect of the Hanover Realty Term Loan payable by Borrowers to Lender) shall be automatically, without notice or demand, absolutely and unconditionally due and payable on July 8, 2007.

            (d) The amendment of the Second Restated Hanover Realty Term Note as set forth herein, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the obligations, liabilities or indebtedness evidenced by or arising under the Second Restated Hanover Realty Term Note. Interest accrued and accruing shall continue to be paid as provided in the Second Restated Hanover Realty Term Note. The liens and security interests securing such obligations, liabilities or indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby and the Second Restated Hanover Realty Term Note shall continue to be secured by all the Collateral.

      15.   Restated TCS Factory Term Note.

            (a) Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that TCS Factory is indebted to Lender as of July 8, 2004, in respect of the Obligations evidenced by the Second Restated TCS Factory Term Note in the aggregate principal amount of $1,062,857 (the "Existing TCS Factory Term Loan Balance"), together with interest accrued and accruing thereon and costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by TCS Factory to Lender attributable to the Existing TCS Factory Term Loan Balance, all of which are unconditionally owing by TCS Factory to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            (b)   Effective as of the date hereof, the Restated TCS Factory Term
Note is hereby amended to provide that, unless sooner payable in accordance with the terms and conditions of the Loan Agreement, the Restated TCS Factory Term Note and any other Financing Agreement, TCS Factory shall pay to Lender principal in respect of the Restated TCS Factory Term Note on the dates and in the amounts as follows:

       Principal                         Principal
      Payment Date                       Amount Due
-------------------------                ----------
August 1, 2004                              $-0-
September 1, 2004                           $-0-
October 1, 2004                             $-0-
November 1, 2004 and each
month  thereafter                           $33,215

            (c) Principal in respect of the TCS Factory Term Loan shall be paid in immediately available funds and in the manner of payment otherwise provided in the Restated TCS Factory Term Note. All principal and interest (together with any fees, costs, expenses and other charges in respect of the TCS Factory Term Loan payable by TCS Factory to Lender) shall be automatically, without notice or demand, absolutely and unconditionally due and payable on July 8, 2007.

            (d) The amendment of the Restated TCS Factory Term Note as set forth herein, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the obligations, liabilities or indebtedness evidenced by or arising under the Restated TCS Factory Term Note. Interest accrued and accruing shall continue to be paid as provided in the Restated TCS Factory Term Note. The liens and security interests securing such obligations, liabilities or indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby and the Restated TCS Factory Term Note shall continue to be secured by all the Collateral.

      16.   Restated TCS Office Term Note.

            (a) Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that TCS Office is indebted to Lender as of July 8, 2004, in respect of the Obligations evidenced by the Second Restated TCS Office Term Note in the aggregate principal amount of $360,000 (the "Existing TCS Office Term Loan Balance"), together with interest accrued and accruing thereon and costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by TCS Office to Lender attributable to the Existing TCS Office Term Loan Balance, all of which are unconditionally owing by TCS Office to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            (b)   Effective as of the date hereof, the Restated TCS Office Term
Note is hereby amended to provide that, unless sooner payable in accordance with the terms and conditions of the Loan Agreement, the Restated TCS Office Term Note and any other Financing Agreement, TCS Office shall pay to Lender principal in respect of the Restated TCS Office Term Note on the dates and in the amounts as follows:

       Principal                          Principal
      Payment Date                       Amount Due
-------------------------                ----------
August 1, 2004                              $-0-
September 1, 2004                           $-0-
October 1, 2004                             $-0-

November 1, 2004 and each
month  thereafter                           $11,250

            (c) Principal in respect of the TCS Office Term Loan shall be paid in immediately available funds and in the manner of payment otherwise provided in the Restated Factory Term Note. All principal and interest (together with any fees, costs, expenses and other charges in respect of the TCS Office Term Loan payable by TCS Office to Lender) shall be automatically, without notice or demand, absolutely and unconditionally due and payable on July 8, 2007.

            (d) The amendment of the Restated TCS Office Term Note as set forth herein, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the obligations, liabilities or indebtedness evidenced by or arising under the Restated TCS Office Term Note. Interest accrued and accruing shall continue to be paid as provided in the Restated TCS Office Term Note. The liens and security interests securing such obligations, liabilities or indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby and the Restated TCS Office Term Note shall continue to be secured by all the Collateral.

      17. Term. The first sentence of Section 9.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) This Agreement and the other Financing Agreements shall become effective as of the date hereof and this Agreement shall continue in full force and effect for a term ending on July 8, 2007 (the "Renewal Date"), and from year-to-year thereafter, unless sooner terminated pursuant to the terms hereof."

            (b) The first sentence of Section 9.1(f) of the Loan Agreement is hereby deleted and replaced with the following, effective with respect to any termination after the date hereof:

            "(f) If Lender terminates this Agreement or the other Financing Agreements after the occurrence and during the continuance of an Event of Default or at the request of Borrowers prior to the Renewal Date, in view of the impracticality and extreme difficulty of ascertaining actual damages, and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers hereby agree to pay to Lender, upon the effective date of such termination, a fee (the "Early Termination Fee") in the amount equal to:

          Amount                                          Period
          ------                                          ------
(i)   3% of Maximum Credit        From the date hereof through and including July 7, 2005
(ii)  1% of Maximum Credit        From and after July 8, 2005 through and including July  7, 2006

(iii) 1% of Maximum Credit        From and after July 8, 2006 to but not including July 8, 2007"

      18. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender, contemporaneously herewith, an amendment fee in the amount of $400,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.

      19. Use of Chelsey Term Loans Proceeds. Borrowers shall use and hereby direct Lender to apply the initial proceeds of the Chelsey Term Loans provided by Chelsey: (a) to repay in full the outstanding Obligations in respect of the Tranche B Term Loan, and (b) for general operating, working capital, and other proper corporate purposes of Borrowers and Guarantors not otherwise prohibited by the terms of the Loan Agreement, including fees and expenses of the transactions contemplated hereunder set forth in the Chelsey Commitment Letter.

      20. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants (other than the representation, warranty and covenant contained in Section 20(e) hereof, which is made as of the date hereof) are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor, as the case may be, enforceable against them in accordance with their terms.

            (b) No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any party other than Chelsey, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto and thereto.

            (c) Neither the execution and delivery of this Agreement, the Chelsey Warrants, the Chelsey Term Loan Documents, the Amendments to the Hanover Certificate of Incorporation, the Certification of Designation of Series D Preferred Stock, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or
(ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor.

            (d) Notwithstanding anything to the contrary that may be contained in any of the Chelsey Warrants, the Certification of Designation of Series D Preferred Stock or the Amendments to the Hanover Certificate of Incorporation, Borrowers and Guarantors shall not, and shall not permit any of their Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the Capital Stock of Hanover with respect to the Common Stock Warrant, the Certification of Designation of Series D Preferred Stock or the Series D Preferred Warrant, or in connection with the Reverse Split, whether in cash, property or otherwise, except for the payments in the form of Capital Stock permitted hereunder or payments in cash permitted hereunder in connection with the repurchase of the fractional shares held by shareholders of Hanover pursuant to the Reverse Split.

            (e) To the best knowledge of Borrowers and Guarantors as of the date hereof, no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the issuance of the Chelsey Warrants, the Certification of Designation of Series D Preferred Stock, the Amendments to the Hanover Certificate of Incorporation, the Chelsey Term Loan Documents and the transactions related thereto and, except as previously disclosed to Lender in writing pursuant to the letter dated as of July 8, 2004, no governmental or other action or proceeding has been threatened or commenced against Borrowers or Guarantors, seeking any injunction, restraining order or other order which seeks to avoid or otherwise modify the transactions contemplated by the Chelsey Warrants, the Amendments to the Hanover Certificate of Incorporation, the Certification of Designation of Series D Preferred Stock or the Chelsey Term Loan Documents.

            (f) Neither the execution and delivery of the Chelsey Warrants, the Amendments to the Hanover Certificate of Incorporation, the Certification of Designation of Series D Preferred Stock or the Chelsey Term Loan Documents, nor the consummation of the transactions contemplated by the Chelsey Warrants, the Amendments to the Hanover Certificate of Incorporation, the Certification of Designation of Series D Preferred Stock or the Chelsey Term Loan Documents, nor compliance with the provisions thereof, shall result in the creation or imposition of any lien, charge or encumbrance upon any of the Collateral, other than pursuant to the Chelsey Term Loan Documents to the extent permitted herein and in the Chelsey Intercreditor Agreement.

            (g) The Chelsey Warrants and the Certification of Designation of Series D Preferred Stock have been duly authorized, issued and delivered by Hanover and the transactions contemplated thereunder shall be performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

            (h) The Chelsey Term Loan Documents have been duly authorized, executed and delivered by Borrowers and Guarantors, as the case may be, and the transactions contemplated thereunder shall be performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

            (i) The Amendments to the Hanover Certificate of Incorporation shall be duly authorized, executed and delivered by Hanover and the transactions contemplated thereunder shall be performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

            (j) All actions and proceedings required by the Chelsey Warrants, the Amendments to the Hanover Certificate of Incorporation, the Certification of Designation of Series D Preferred Stock, the Chelsey Term Loan Documents, and applicable law or regulations, including, without limitation, all Securities Laws, shall have been taken, and the transaction required thereunder shall have been duly and validly taken and consummated, other than with respect to the exchange of the Series D Preferred Warrant for the Common Stock Warrant and the Amendments to the Hanover Certificate of Incorporation on or before September 30, 2004 (at which time all such actions and proceedings shall have been taken, and the transaction required thereunder shall have been duly and validly taken and consummated).

            (k) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            (l) After giving effect to the provisions of this Agreement, the consummation of the transactions contemplated by the Chelsey Warrants, the Certification of Designation of Series D Preferred Stock, the Chelsey Term Loan Documents, the Amendments to the Hanover Certificate of Incorporation, or any other agreements, documents or instruments in connection therewith, when consummated will not constitute an Incipient Event of Default or Event of Default.

            (m) After the date hereof, the Chelsey Warrants, the Chelsey Term Loan Documents (except as permitted under the Loan Agreement as amended hereby), the Amendments to the Hanover Certificate of Incorporation, or any other agreements, documents or instruments in connection therewith, shall not be amended, modified, supplemented, extended, renewed, restated or replaced with the prior written consent of Lender.

            (n) Notwithstanding the provisions of Section 8(d) of the Thirtieth Amendment to Loan Agreement or the letter agreement, dated as of May 11, 2004, by Lender in favor of Brawn and Hanover, Borrowers and Guarantors shall enter into, on or before August 15, 2004, an Amended and Restated Loan and Security Agreement among Lender, Borrowers and Guarantors and an amendment and restatement of such other Financing Agreements or amendments to or amendments and restatements of any existing Financing Agreements as Lender shall request in connection with the amendment and restatement of the Loan Agreement.

            (o) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

      21. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

            (a) Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Business Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

            (b) Lender shall have received, in form and substance satisfactory to Lender, true and complete copies of all of the Chelsey Term Loan Documents, the Certificate of Designation of the Series D Preferred Stock, the Chelsey Series D Warrant and the form of the Amendments to the Hanover Certificate of Incorporation;

            (c) Lender shall have received, in form and substance satisfactory to Lender, the Chelsey Intercreditor Agreement;

            (d) Lender shall have received at the payment direction of Borrowers for the account of Borrowers, the proceeds of the Chelsey Term Loans in the amount of not less than $19,800,000 from Chelsey, a portion of which loan proceeds shall be used to repay in full Tranche B Term Loan;

            (e) as of the closing and after giving effect to the transactions contemplated by this Amendment, Borrowers shall have Excess Availability of not less than $20,000,000;

            (f) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions and Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and Guarantors (other than the consent of the shareholders of Hanover) that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

            (g) Lender shall have received, in form and substance satisfactory to Lender, the consent of all Participants to this Amendment and the transactions contemplated hereby; and

            (h) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment that any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

      22. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

      23. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

      24. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

      25. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      26. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                               CONGRESS FINANCIAL CORPORATION

                               By: /s/ Eric Storz
                                   -------------------------------------
                               Title: A/V/P

                               BRAWN OF CALIFORNIA, INC.

                               By: /s/ Steven Seymour
                                   -------------------------------------
                               Name: Steven Seymour
                               Title: President

                               GUMP'S BY MAIL, INC.

                               By: /s/ Jed Pogran
                                   -------------------------------------
                               Name: Jed Pogran
                               Title: President

                               GUMP'S CORP.

                               By: /s/ Jed Pogran
                                   -------------------------------------
                               Name: Jed Pogran
                               Title: President

                               HANOVER REALTY, INC.

                               By: /s/ Doug Mitchell
                                   -------------------------------------
                               Name: Doug Mitchell
                               Title: President

                               THE COMPANY STORE FACTORY, INC.

                               By: /s/ David Pipkorn
                                   -------------------------------------
                               Name: David Pipkorn
                               Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                               THE COMPANY OFFICE, INC.

                               By: /s/ David Pipkorn
                                   -------------------------------------
                               Name: David Pipkorn
                               Title: President

                               SILHOUETTES, LLC

                               By: /s/ Charles E. Blue
                                   -------------------------------------
                               Name: Charles E. Blue
                               Title: President

                               HANOVER COMPANY STORE, LLC

                               By: /s/ Charles E. Blue
                                   -------------------------------------
                               Name: Charles E. Blue
                               Title: President

                               DOMESTICATIONS, LLC

                               By: /s/ Charles E. Blue
                                   -------------------------------------
                               Name: Charles E. Blue
                               Title: Vice President

                               KEYSTONE INTERNET SERVICES, LLC

                               By: /s/ Charles E. Blue
                                   -------------------------------------
                               Name: Charles E. Blue
                               Title: Vice President

                               THE COMPANY STORE GROUP, LLC

                               By: /s/ Charles E. Blue
                                   -------------------------------------
                               Name: Charles E. Blue
                               Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                By their signatures below, the
                undersigned Guarantors acknowledge
                and agree to be bound by the
                applicable provisions of this
                Amendment:

                HANOVER DIRECT, INC.

                By: /s/ Charles E. Blue
                    -------------------------------
                Name: Charles E. Blue
                Title: Senior Vice President and
                Chief Financial Officer

                HANOVER HOME FASHIONS GROUP, LLC

                By: /s/ Charles E. Blue
                    -------------------------------
                Name: Charles E. Blue
                Title: Vice President

                CLEARANCE WORLD OUTLETS, LLC

                By: /s/ Charles E. Blue
                    -------------------------------
                Name: Charles E. Blue
                Title: President

                SCANDIA DOWN, LLC

                By: /s/ David Pipkorn
                    -------------------------------
                Name: David Pipkorn
                Title: President

                LA CROSSE FULFILLMENT, LLC

                By: /s/ Charles E. Blue
                    -------------------------------
                Name: Charles E. Blue
                Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                D.M. ADVERTISING, LLC

                By: /s/ Charles E. Blue
                    -------------------------------
                Name: Charles E. Blue
                Title: President

                AMERICAN DOWN & TEXTILE, LLC

                By: /s/ David Pipkorn
                    -------------------------------
                Name: David Pipkorn
                Title: President

                HANOVER GIFTS, INC.

                By: /s/ Doug Mitchell
                    -------------------------------
                Name: Doug Mitchell
                Title: President